PACIFIC CAPITAL FUNDS
Supplement dated March 25, 2009
to the Prospectuses and
Statement of Additional Information
dated November 28, 2008
All Funds
The offering of Class C Shares by all series of Pacific Capital Funds (each a ‘‘Fund’’ and collectively the “Funds”) will be suspended effective May 1, 2009. The suspension will remain in effect until further notice (‘‘Suspension Period’’). On and after May 1, 2009, investors will not be able to make new purchases of Class C Shares, but Class C shareholders of a Fund will be allowed to continue to exchange into Class C Shares of another Fund. Dividends or distributions that are currently being reinvested in Class C Shares will continue to be reinvested in Class C Shares during the Suspension Period. Any amounts designated for investment in Class C Shares pursuant to the Funds’ Auto Invest Plan will be invested in Class C Shares through April 30, 2009. After such time, such Auto Invest Plans will be discontinued unless instructions are otherwise received from the investor designating investment in another class of shares.
U.S. Government Short Fixed Income Fund
Class A, B and C Shares
The following footnote replaces a similar footnote in the “Risk/Return Summary and Fund Expenses” section on page 60 of the Class A, B and C Shares Prospectus:
*The Adviser is voluntarily limiting the Management fee in order to voluntarily cap Total Fund operating expenses, and the Fund is limiting the 12b-1 fees for Class A shares to 0.25% through November 30, 2009. Net operating expenses after these fee waivers are estimated to be 0.75%, 1.50% and 1.50% for Class A, B and C shares, respectively. Voluntary expense limitations may be revised or cancelled at any time.
Class Y Shares
The following footnote replaces a similar footnote in the “Risk/Return Summary and Fund Expenses” section on page 49 of the Class Y Shares Prospectus:
1The Adviser is voluntarily limiting the Management fee in order to voluntarily cap Total Fund operating expenses. Total Fund operating expenses after this fee waiver for Class Y shares are estimated to be 0.50%. This voluntary expense limitation may be revised or canceled at any time.
Please retain this supplement for future reference